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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 4, 1996

                            QUORUM HEALTH GROUP, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                      33-31717-A                        62-1406040
   --------                      ----------                      --------------
(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                    Identification
incorporation)                                                      Number)

                103 Continental Place, Brentwood, Tennessee 37027
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 371-7979
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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                             Exhibit Index on Page 3
                                   Page 1 of 4






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ITEM 5.  OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces the acquisition of Barberton Citizens Hospital, an acute care hospital in Barberton, Ohio. A previously released press announcement of this acquisition is attached to this Report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        QUORUM HEALTH GROUP, INC.



                                        By: /s/ Steve B. Hewett
                                            -----------------------------------
                                            Steve B. Hewett, Vice President and
                                            Treasurer (Chief Financial Officer)

Date:  December 16, 1996



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                                  EXHIBIT INDEX

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

  Exhibit No.                                                                   Page
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
      99.1            Press Release dated December 5, 1996                       4
                      regarding the acquisition of Barberton Citizens
                      Hospital

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